UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 16, 2016

NUANCE COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36056	94-3156479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Wayside Road

Burlington, Massachusetts 01803

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (781) 565-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Nuance Communications, Inc. (the “Company”) issued a press release, dated August 16, 2016, regarding the close of transactions contemplated by that certain Agreement and Plan of Merger between the Company, Tanzania Acquisition Corporation, TouchCommerce, Inc. and Shareholder Representative Services LLC. The press release is furnished herewith as Exhibit 99.1.

The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events

On August 16, 2016, the Compensation Committee of the Board of Directors of the Company and Paul Ricci, the Company’s Chairman and Chief Executive Officer, extended the minimum required notice date for non-renewal set forth in Mr. Ricci’s employment agreement originally dated November 11, 2011 and as subsequently amended (the “Employment Agreement”) to October 1, 2016. The Compensation Committee and Mr. Ricci are currently negotiating a renewal and potential modification of the Employment Agreement.

Safe Harbor and Forward-Looking Statements

Statements in this Current Report on Form 8-K, including the exhibits thereto, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and assumptions that, if they never materialize or if they prove incorrect, could cause the predicted results of the Company’s acquisition or negotiation of the Employment Agreement to differ materially from those expressed or implied by such forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including but not limited to: those risks and uncertainties described in the press release attached hereto as Exhibit 99.1, the Company’s ability to negotiate a modification of the Employment Agreement; and, the other factors described in the Company’s annual report on Form 10-K for the fiscal year ended September 30, 2015, as supplemented by the Company’s current report on Form 8-K filed on May 11, 2016, the Company’s quarterly reports, and other reports the Company has filed with the Securities and Exchange Commission. The Company disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this document.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated August 16, 2016 by Nuance Communications, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.

Date: August 16, 2016	By:	/s/ Kenneth M. Siegel
Kenneth M. Siegel Executive Vice President and Chief Legal Officer

EXHIBIT INDEX

99.1	Press Release dated August 16, 2016 by Nuance Communications, Inc.